TF Financial Corporation Shareholders Approve Merger
with National Penn Bancshares, Inc. and Announce
Expected Closing Date

Allentown, PA and Newtown, PA, September 17, 2014 – National Penn Bancshares, Inc. (NASDAQ: NPBC) (“National Penn”) and TF Financial Corporation (NASDAQ: THRD) (“TF Financial”) announced that at a special meeting held today, the shareholders of TF Financial approved the Agreement and Plan of Merger between TF Financial and National Penn pursuant to which TF Financial will merge into National Penn.

As previously announced, National Penn and TF Financial received all required regulatory approvals to complete the merger.  National Penn and TF Financial expect to close the merger on October 24, 2014, subject to the satisfaction of other customary closing conditions.

National Penn Contact Information

Investor Contact:                Michelle H. Debkowski, Investor Relations
(484) 709-3255 or michelle.debkowski@nationalpenn.com

Media Contact:                   Jacklyn Bingaman, Marketing
(610) 674-1325 or jacklyn.bingaman@nationalpenn.com

TF Financial Contact Information

Kent Lufkin, President and Chief Executive Officer
(215) 579-4000

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc., with approximately $8.6 billion in assets, is a bank holding company headquartered in Allentown, Pennsylvania.  National Penn Bank operates 111 branch offices comprising 110 branches in Pennsylvania and one branch in Maryland.

National Penn’s financial services affiliates are National Penn Wealth Management, N.A., including its National Penn Investors Trust Company division; Institutional Advisors LLC; and

National Penn Insurance Services Group, Inc., including its Higgins Insurance and Caruso Benefits Group divisions.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol “NPBC”. Please visit our Web site at www.nationalpennbancshares.com to see our regularly posted material information.

About TF Financial Corporation:

TF Financial Corporation is a savings and loan holding company headquartered in Newtown, Pennsylvania, whose principal subsidiary is 3rd Fed Bank, a Pennsylvania-chartered, FDIC insured savings bank. 3rd Fed Bank operates 18 full service retail and commercial banking offices in Bucks and Philadelphia Counties in Pennsylvania and Burlington, Mercer, and Ocean Counties in New Jersey.

Forward-looking Statements

This news release contains forward-looking statements. These forward-looking statements may include: management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future or past operations, products or services, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Neither National Penn nor TF Financial assume any duty and do not undertake to update forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that National Penn or TF Financial anticipated in its forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to: expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; the transaction may not be timely completed, if at all; the parties may be unable to successfully implement integration strategies; and diversion of management time on merger-related issues; and those factors and risks referenced from time to time in National Penn’s and TF Financial’s filings with the Securities and Exchange Commission. For any forward-looking statements made in this press release or in any documents, National Penn and TF Financial claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

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